EXHIBIT 10.3(C)

NKARTA, INC.
2020 PERFORMANCE INCENTIVE PLAN
NOTICE OF GRANT OF STOCK OPTION

Nkarta, Inc., a Delaware corporation, (the “Corporation”), pursuant to its 2020 Performance Incentive Plan, as may be amended from time to time (the “Plan”), granted on the Date of Grant set forth below (the “Award Date”) to the award recipient listed below (the “Grantee”), a nonqualified stock option (the “Option”) to purchase the number of shares of the Corporation’s Common Stock set forth below at a price per share equal to the Exercise Price per Share set forth below (the “Exercise Price”). The Option is subject to all of the terms and conditions set forth in this Notice of Grant of Stock Option (the “Grant Notice”), as well as in the Plan and the Terms and Conditions of Director Stock Option attached hereto as Exhibit A (the “Terms”), each of which is incorporated herein by this reference. Unless otherwise defined in this Grant Notice or in the Terms, capitalized terms used in this Grant Notice or in the Terms are used as defined in the Plan.

Grantee:	[______________________________]
Award Number:	[______________________________]
Date of Grant:	[______________________________]
Vesting Commencement Date:	[______________________________]
Exercise Price per Share:	[______________________________]
Total Exercise Price[1]:	[______________________________]
Total Number of Shares Subject to the Option[1]:	[______________________________]
Expiration Date1,:	[______________________________]
Vesting Schedule[1,2]:

[100% of the shares will vest on the first to occur of (i) the first anniversary of the date of grant of the award, or (ii) on the day immediately preceding the first annual meeting of the Company's stockholders to occur after the date of grant of the award]

By accepting the Option (by clicking “sign”, “accept” or similar acknowledgement of acceptance through the Company’s stock plan recordkeeping system which may be administered by the Company or through a third party on behalf of the Company), the Grantee (1) signs this Grant Notice electronically, which acceptance shall be valid and effective to bind the Grantee to this Grant Notice and shall be treated, for purposes of validity, enforceability and admissibility, the same as Grantee’s hand-written signature to this Grant Notice, (2) agrees to be bound by the terms and conditions of the Plan, the Terms, and this Grant Notice and accepts the Option on and subject to such terms and conditions, (3) acknowledges having received and having reviewed in their entirety the Plan, the Terms, this Grant Notice, and the Prospectus for the Plan, (4) acknowledges having had an opportunity to obtain the advice of counsel (to the extent Grantee believed it was appropriate to consult with counsel) prior to executing this Grant Notice, (5) represents that he or she fully understands all provisions of the Plan, the Terms, and this Grant Notice, and (6) agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, the Terms, and this Grant Notice.

NKARTA, INC.:
Name:
Title:
Address:

NKARTA, INC.

2020 PERFORMANCE INCENTIVE PLAN

TERMS AND CONDITIONS OF DIRECTOR STOCK OPTION

1.
General.

These Terms and Conditions of Director Stock Option (these “Terms”) apply to a particular stock option (the “Option”) if incorporated by reference in the Notice of Grant of Stock Option (the “Grant Notice”) corresponding to that particular grant. The recipient of the Option identified in the Grant Notice is referred to as the “Director.” The per share exercise price of the Option as set forth in the Grant Notice is referred to as the “Exercise Price.” The effective date of grant of the Option as set forth in the Grant Notice is referred to as the “Award Date.” The exercise price and the number of shares covered by the Option are subject to adjustment under Section 7.1 of the Plan.

The Option was granted under and subject to the Nkarta, Inc. 2020 Performance Incentive Plan (the “Plan”). Capitalized terms are defined in the Plan if not defined herein. The Option has been granted to the Director in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Director. The Grant Notice and these Terms are collectively referred to as the “Option Agreement” applicable to the Option.

2.
Vesting; Limits on Exercise; Incentive Stock Option Status.

2.1 Vesting in General. Subject to Sections 2.2 and 5 below, the Option shall vest and become exercisable in percentage installments of the aggregate number of shares subject to the Option as set forth on the cover page of this Option Agreement. The Option may be exercised only to the extent the Option is vested and exercisable.

2.2 Change in Control Event. Notwithstanding any other provision to the contrary contained herein or in the Plan, upon the occurrence of a Change in Control Event, the Option, to the extent then outstanding and unvested, shall accelerate and become fully vested and exercisable as of (or, as may be necessary to effectuate the purposes of this acceleration, immediately prior to) the date of the Change in Control Event. For purposes of the Option, a “Change in Control Event” shall be deemed to have occurred as of the first day, after the Award Date, that any one or more of the following conditions shall have been satisfied:

(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (1) the then-outstanding shares of Common Stock of the Corporation (the “Outstanding Corporation Common Stock”) or (2) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control Event; (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any affiliate of the Corporation or a successor, or (D) any acquisition by any entity pursuant to a transaction that complies with Sections (c)(1), (2) and (3) below;

(b) Individuals who, as of the Award Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Award Date whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (including for these purposes, the new members whose election or nomination was so approved, without counting the member and his predecessor twice) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its Subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Corporation Common Stock and the Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, a Parent, as defined above) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Corporation Common Stock and the Outstanding Corporation Voting Securities, as the case may be, (2) no Person (excluding any entity resulting from such Business Combination or a Parent or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination or Parent) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that the ownership in excess of 30% existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors or trustees of the entity resulting from such Business Combination or a Parent were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(d) Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation other than in the context of a transaction that does not constitute a Change in Control Event under clause (c) above.

2.3 Limits on Exercise; Incentive Stock Option Status. The following limits shall apply with respect to the Option:

•
Cumulative Exercisability. To the extent that the Option is vested and exercisable, the Director has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.
•
No Fractional Shares. Fractional share interests shall be disregarded, but may be cumulated.

•
Minimum Exercise. No fewer than 100 shares of Common Stock (subject to adjustment under Section 7.1 of the Plan) may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.
•
Nonqualified Stock Option. The Option is a nonqualified stock option and is not, and shall not be, an incentive stock option within the meaning of Section 422 of the Code.
3.
Continuance of Board Service Required; No Service Commitment.

The vesting schedule requires the Director’s continued service on the Board through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Service for only a portion of the vesting period, even if a substantial portion, will not entitle the Director to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of services as provided in Section 5 below or under the Plan. Nothing contained in this Option Agreement or the Plan constitutes a continued service commitment by the Corporation or interferes with the right of the Corporation to increase or decrease the compensation of the Director from the rate in existence at any time.

4.
Method of Exercise of Option.

The Option shall be exercisable by the delivery to the Secretary of the Corporation (or such other person as the Administrator may require pursuant to such administrative exercise procedures as the Administrator may implement from time to time) of:

•
a written notice stating the number of shares of Common Stock to be purchased pursuant to the Option or by the completion of such other administrative exercise procedures as the Administrator may require from time to time;
•
payment in full for the Exercise Price of the shares to be purchased in cash, check or by electronic funds transfer to the Corporation;
•
any written statements or agreements required pursuant to Section 8.1 of the Plan; and
•
satisfaction of the tax withholding provisions of Section 8.5 of the Plan.

The Administrator also may, but is not required to, authorize a non-cash payment alternative by one or more of the following methods (subject in each case to compliance with all applicable laws, rules, regulations and listing requirements and further subject to such rules as the Administrator may adopt as to any such payment method):

•
notice and third party payment in such manner as may be authorized by the Administrator;
•
in shares of Common Stock already owned by the Director, valued at their fair market value (as determined under the Plan) on the exercise date;
•
a reduction in the number of shares of Common Stock otherwise deliverable to the Director (valued at their fair market value on the exercise date, as determined under the Plan) pursuant to the exercise of the Option; or
•
a “cashless exercise” with a third party who provides simultaneous financing for the purposes of (or who otherwise facilitates) the exercise of the Option.

5.
Early Termination of Option; Acceleration on Death/Disability.
5.1
Expiration Date. Subject to earlier termination as provided below in this Section 5, the Option will terminate on the “Expiration Date” set forth in the Grant Notice (the “Expiration Date”).
5.2
Possible Termination of Option upon Certain Corporate Events. The Option is subject to termination in connection with certain corporate events as provided in Section 7.2 of the Plan.
5.3
Termination of Option upon a Termination of Director’s Services. Subject to earlier termination on the Expiration Date of the Option or pursuant to Section 5.2 above, if the Director ceases to be a member of the Board, the following rules shall apply (the last day that the Director is serving as a member of the Board is referred to as the Director’s “Severance Date”):
•
other than as expressly provided below in this Section 5.3, (a) the Director will have until the date that is 3 months after his or her Severance Date to exercise the Option (or portion thereof) to the extent that it was vested on the Severance Date, (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (c) the Option, to the extent exercisable for the 3-month period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 3-month period; and
•
if the Director ceases to be a member of the Board due to the Director’s death or Total Disability (as defined below), (a) the Option, to the extent then outstanding and unvested, shall accelerate and be fully vested on the Director’s Severance Date, (b) the Director (or his or her beneficiary or personal representative, as the case may be) will have until the date that is 12 months after the Director’s Severance Date to exercise the Option, and (c) the Option, to the extent not exercised during the 12-month period following the Severance Date, shall terminate at the close of business on the last day of the 12-month period.

For purposes of the Option, “Total Disability” means a “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code or as otherwise determined by the Administrator).

In all events the Option is subject to earlier termination on the Expiration Date of the Option or as contemplated by Section 5.2.

6.
Non-Transferability.

The Option and any other rights of the Director under this Option Agreement or the Plan are nontransferable and exercisable only by the Director, except as set forth in Section 5.7 of the Plan.

7.
Notices.

Any notice to be given under the terms of this Option Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Director at the address last reflected on the Corporation’s payroll records, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be delivered in person or shall be enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Any such notice shall be given only when received, but if the Director is no longer employed by the Corporation or a Subsidiary, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 7.

8.
Plan.

The Option and all rights of the Director under this Option Agreement are subject to the terms and conditions of the Plan, incorporated herein by this reference. The Director agrees to be bound by the terms of the Plan and this Option Agreement. The Director acknowledges having read and understanding the Plan, the Prospectus for the Plan, and this Option Agreement. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Director unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

9.
Entire Agreement.

This Option Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Option Agreement may be amended pursuant to Section 8.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Director hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

10.
Governing Law.

This Option Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

11.
Effect of this Agreement.

Subject to the Corporation’s right to terminate the Option pursuant to Section 7.2 of the Plan, this Option Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors to the Corporation.

12.
Electronic Signatures and Counterparts.

The Grant Notice may be signed and/or transmitted in one or more counterparts by facsimile, e-mail of a .PDF, .TIF, .GIF, .JPG or similar attachment or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart, and that any such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s hand-written signature. To the extent a party signs the Grant Notice using electronic signature technology, by clicking “sign” (or similar acknowledgement of acceptance), such party is signing the Grant Notice electronically. Electronic signatures appearing on the Grant Notice shall be treated, for purposes of validity, enforceability and admissibility, the same as hand-written signatures.

13.
Section Headings.

The section headings of this Option Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

14.
Clawback Policy.

The Option is subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require forfeiture of the Option and repayment or forfeiture of any shares of Common Stock or other cash or property received with respect to the Option (including any value received from a disposition of the shares acquired upon exercise of the Option).

15.
No Advice Regarding Grant.

The Director is hereby advised to consult with his or her own tax, legal and/or investment advisors with respect to any advice the Director may determine is needed or appropriate with respect to the Option (including, without limitation, to determine the foreign, state, local, estate and/or gift tax consequences with respect to the Option and any shares that may be acquired upon exercise of the Option). Neither the Corporation nor any of its officers, directors, affiliates or advisors makes any representation (except for the terms and conditions expressly set forth in this Option Agreement) or recommendation with respect to the Option. Except for the withholding rights contemplated by Section 4 above and Section 8.5 of the Plan, the Director is solely responsible for any and all tax liability that may arise with respect to the Option and any shares that may be acquired upon exercise of the Option.